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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

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

Date of Report (Date of earliest event reported):  February 7, 1997
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                          Center Banks Incorporated
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            (Exact name of registrant as specified in its charter)

Delaware                     0-18513                         16-1368745
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(State or other             (Commission                     (IRS Employer
jurisdiction of             File Number)                    Identification No.)
incorporation)




33 E. Genesee Street
Skaneateles, New York                                                13152
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(address of principal executive office)                            (Zip Code)



Registrant's Telephone number, including area code: (315) 685-2265
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                           Not applicable
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(Former name or former address, if changed since last report)


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Item 5.  Other Events
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        Center Banks Incorporated (the "Company"), Skaneateles, New York,
announced today that its 1997 Annual Meeting of Shareholders will be held on April 15, 1997 at the Skaneateles Country Club, West Lake Road, Skaneateles, New York at 10:00 a.m. The record date for the meeting is February 18. The purpose of the Annual Meeting will be to elect three directors, to ratify the appointment of the Company's independent auditors and to vote on the Company's proposal to change its name to Skaneateles Bancorp, Inc.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Center Banks Incorporated
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                                                 (Registrant)

                                        By: /s/ J. Daniel Mohr
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                                                J. Daniel Mohr
                                                  Treasurer


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